Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Clever Leaves Holdings Inc., a corporation organized under the laws of British Columbia, Canada (the “Company”), on Form 10-K for the year ending December 31, 2022 as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the Company does hereby certify, pursuant to 18 U.S.C. § 1350 (section 906 of the Sarbanes-Oxley Act of 2002), that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 30, 2023	/s/ Andres Fajardo
Andres Fajardo
Director and Chief Executive Officer

Date: March 30, 2023	/s/ Henry R. Hague, III
Henry R. Hague, III
Chief Financial Officer